Exhibit 13(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Trajan Wealth Income Opportunities ETF (the “Fund”), a series of the Spinnaker ETF Series, on Form N-CSR for the period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Katherine M. Honey, President and Principal Executive Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date:	December 5, 2022

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Series and will be retained by the Spinnaker ETF Series and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

Exhibit 13(b)

CERTIFICATION
PURSUANT TO RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Trajan Wealth Income Opportunities ETF (the “Fund”), a series of the Spinnaker ETF Series, on Form N-CSR for the period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Ashley H. Lanham, Treasurer, Principal Accounting Officer, and Principal Financial Officer of the Fund, does hereby certify, to her knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date:	December 1, 2022

A signed original of this written statement required by Section 906 has been provided to the Spinnaker ETF Series and will be retained by the Spinnaker ETF Series and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.